Exhibit 99.1

Source: Celularity, Inc.
May 05, 2021 08:00 ET

Celularity Enters into Multi-Year Strategic Partnership with Palantir Technologies

Celularity to leverage Palantir’s next generation software and computational capabilities with their deep cellular data set to accelerate research and development activities

Partnership includes equity investment by Palantir in Celularity

Investment, combined with previously announced PIPE investment, brings over
$100 million in new funding to Celularity

FLORHAM PARK, N.J., May 05, 2021 (GLOBE NEWSWIRE) -- Celularity Inc. (“Celularity”), a clinical-stage biotechnology company leading the next evolution in cellular medicine with the development of off-the-shelf allogeneic therapies derived from the postpartum human placenta, and Palantir Technologies Inc. (NYSE: PLTR), a software company that builds enterprise platforms, will form a multi-year strategic partnership to leverage the unique combined strengths of Palantir’s Foundry platform with Celularity’s deep dataset to accelerate and advance cellular therapies.

Celularity will use Palantir Foundry, a platform that leverages artificial intelligence (AI) and allows for the integration of siloed data sources into a common operating picture, leading to better data-driven decision making. Celularity will employ Palantir’s Foundry platform to secure deeper insights into data obtained from Celularity’s discovery and process development as well as manufacturing and biorepository operations.

Shyam Sankar, Chief Operating Officer of Palantir, said, “Celularity’s unique approach to cellular therapies, grounded in their highly proprietary placental cellular technology, has the potential to transform the field and is ideally suited to synergize with our data analytics capabilities. Leveraging Celularity’s significant pool of valuable data, we believe we will be able to generate meaningful clinical insights capable of advancing the current treatment landscapes. Our software allows organizations to accelerate life sciences research and enables data-driven inference to guide scientific research. Great AI is only possible with the best data sets and we are excited to partner with Celularity to unlock the potential of health data and redefine the cell therapy landscape.”

“Cellular medicine represents the next frontier in the treatment of cancer and many other serious diseases, but despite important advances such as CAR-T the field remains in its infancy and many opportunities exist to innovate and improve the quality, precision and economics of these cellular medicines,” said Robert J. Hariri, M.D., Ph.D., founder, Chairperson and Chief Executive Officer of Celularity. “One cannot overlook the enormous value resident in the deep analysis of the large and complex datasets related to the genomics, secretomics, epigenetics and biological performance of cells in manufacturing and clinically. As pioneers in placental-derived stem cell therapies, and having two decades of experience in the procurement of post-partum placentas from over 50,000 newborn donors, we have amassed a vast repository of data that could hold valuable insights and guide the development of future programs when coupled with deep learning from a leading AI innovator such as Palantir. Moreover, parallel progress in annotating the genome and applying that intelligence to screening donors and having the ability to predict a range of biologic characteristics will ultimately guide both the manufacturing and clinical application of these products. This partnership provides the foundation for translating our data into inferences that can guide our research and development programs, and help us realize our combined goal of creating the next evolution in cellular medicine.”

As part of the partnership, Palantir will make an investment in Celularity that will close immediately following Celularity’s planned business combination with GX Acquisition Corp. (Nasdaq: GXGX), a special purpose acquisition corporation. Palantir's investment, together with the previously announced PIPE investment being made in conjunction with the GX-Celularity business combination, will bring over $100 million in new funding to Celularity upon closing of the business combination.

About Palantir Technologies

Palantir Technologies is a software company that builds enterprise data platforms for use by organizations with complex and sensitive data environments. From building safer cars and planes, to discovering new drugs and combating terrorism, Palantir helps customers across the public, private, and nonprofit sectors transform the way they use their data. Additional information is available at https://www.palantir.com

About Celularity

Celularity, headquartered in Florham Park, N.J., is a clinical stage biotechnology company leading the next evolution in cellular medicine by developing off-the-shelf placental-derived allogeneic cell therapies, including unmodified NK cells, genetically-modified NK cells, T cells engineered with a CAR (CAR T-cells), and mesenchymal-like adherent stromal cells (ASCs) targeting indications across cancer, infectious and degenerative diseases. Celularity believes that by harnessing the placenta’s unique biology and ready availability, it will be able to develop therapeutic solutions that address significant unmet global needs for effective, accessible, and affordable therapies.

In January 2021, Celularity entered into a definitive merger agreement with GX Acquisition Corp. to create a publicly listed leader in allogeneic cellular therapy. GX Acquisition Corp. is listed on Nasdaq under the ticker symbol “GXGX.” Upon closing of the business combination, expected to be completed in the second quarter of 2021, shares of the combined company will be listed on Nasdaq under the ticker symbol “CELU.”

About GX

GX is a blank check company incorporated in Delaware for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities. GX is led by Jay R. Bloom and Dean C. Kehler, who serve as Managing Partners of Trimaran Capital Partners.

To learn more, visit celularity.com.

Celularity Investor Contacts:
Carlos Ramirez

Celularity

carlos.ramirez@celularity.com

Alexandra Roy

Solebury Trout

aroy@soleburytrout.com

Palantir Media Contact:
Lisa Gordon

media@palantir.com

Celularity Media Contact
Jason Braco, Ph.D.

LifeSci Communications
jbraco@lifescicomms.com

GX Contact
Caroline Luz
Lambert & Co.
cluz@lambert.com

Additional Information and Where to Find It

GX has filed a registration Statement with the U.S. Securities and Exchange Commission (“SEC”) on Form S-4 (the “Registration Statement”), which includes a preliminary proxy statement to be distributed to holders of GX’s common stock in connection with GX’s solicitation of proxies for the vote by GX’s stockholders with respect to the Business Combination and other matters as described in the Registration Statement, and a prospectus relating to the offer of the securities to be issued to Celularity’s stockholders in connection with the Business Combination. After the Registration Statement has been declared effective, GX will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination and the other proposals regarding the Business Combination set forth in the Registration Statement. GX’s stockholders and other interested persons are advised to read the Registration Statement, including the preliminary proxy statement / prospectus contained therein, and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with GX’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about GX, Celularity and the Business Combination. Stockholders may also obtain a copy of the preliminary proxy statement/prospectus or, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by GX, without charge, at the SEC website located at www.sec.gov or by directing a request to GX, 1325 Avenue of the Americas, 25th Floor, New York, NY 10019.

Participants in the Solicitation

GX and its directors and officers may be deemed participants in the solicitation of proxies of GX’s stockholders in connection with the Business Combination. GX’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of GX in GX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 4, 2021, GX’s Definitive Proxy Statement on Schedule 14A, which was filed with the SEC on December 4, 2020, the Registration Statement, which was initially filed with the SEC on January 25, 2021 and amended on March 29, 2021 and April 23, 2021, including the preliminary proxy statement/prospectus contained therein, and GX’s Definitive Proxy Statement on Schedule 14A, which was filed with the SEC on April 14, 2021.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GX’s stockholders in connection with the Business Combination and other matters to be voted upon at the special meeting will be set forth in the registration statement for the Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination is included in the Registration Statement for the Business Combination.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Celularity, the combined company or GX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward Looking Statements

This communication contains, or incorporates by reference, “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, as well as within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, but are not limited to, statements regarding the parties’ expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the ability to consummate the Business Combination; (ii) the expected benefits of the Business Combination; (iii) the financial and business performance of Celularity; (iv) the inability to complete the PIPE Investment; (v) the success and timing of Celularity’s cellular therapeutic development activities and initiating clinical trials; (vi) the success and timing of Celularity’s planned clinical trials; (vii) Celularity’s ability to obtain and maintain regulatory approval of any of Celularity’s therapeutic candidates; (viii) Celularity’s plans to research, discover and develop additional therapeutic candidates, including by leveraging genetic engineering and other technologies and expanding into additional indications; (ix) Celularity’s ability to expand its manufacturing capabilities, and to manufacture Celularity’s therapeutic candidates and scale production; (x) Celularity’s ability to meet certain milestones; (xi) changes in Celularity’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; (xii) the implementation, market acceptance and success of Celularity’s business model; (xiii) developments and projections relating to Celularity’s competitors and industry; (xiv) the impact of health epidemics, including the COVID-19 pandemic, on Celularity’s business and the actions Celularity may take in response thereto; (xv) Celularity’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; (xvi) expectations regarding the time during which GX will be an emerging growth company under the JOBS Act; (xvii) Celularity’s future capital requirements and sources and uses of cash; (xviii) Celularity’s ability to obtain funding for its operations; (xix) Celularity’s business, expansion plans and opportunities; (xx) the outcome of any known and unknown litigation and regulatory proceedings; and (xxi) changes in applicable laws, ordinances, regulations, codes, executive orders, injunctions, judgments, decrees or other orders or the interpretation thereof. These forward-looking statements are based on information available as of the date of this communication, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. These risks and uncertainties may be amplified by the COVID- 19 pandemic, which has caused significant economic uncertainty. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the parties do not presently know, or that they currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the parties’ expectations, plans, or forecasts of future events and views as of the date of this communication. The parties anticipate that subsequent events and developments will cause their assessments to change. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and the parties do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Additional risks and uncertainties are identified and discussed in the parties’ reports filed with the SEC and available at the SEC’s website at http://www.sec.gov.